Consent of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Legg Mason Partners Investment Funds, Inc. (formerly Smith Barney Investment Funds Inc.):

We consent to the use of our report, incorporated herein by reference, dated June 29, 2006, for Legg Mason Partners Hansberger Global Value Fund (formerly Smith Barney Hansberger Global Value Fund), a series of Legg Mason Partners Investment Funds, Inc., as of April 30, 2006 and to the references to our firm under the headings “Financial highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

New York, New York

August 24, 2006

Consent of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Legg Mason Partners Investment Funds, Inc. (formerly Smith Barney Investment Funds Inc.):

We consent to the use of our report, incorporated herein by reference, dated June 29, 2006, for the Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value (formerly Smith Barney Multiple Discipline Funds – Large Cap Growth and Value Fund), Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value (formerly Smith Barney Multiple Discipline Funds – All Cap Growth and Value Fund), Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value (formerly Smith Barney Multiple Discipline Funds – Global All Cap Growth and Value Fund), Legg Mason Partners Multiple Discipline Funds Balanced All Cap Growth and Value (formerly Smith Barney Multiple Discipline Funds – Balanced All Cap Growth and Value Fund), and Legg Mason Partners Multiple Discipline Funds All Cap and International (formerly Smith Barney Multiple Discipline Funds – All Cap and International Fund), each a series of Legg Mason Partners Investment Funds, Inc., as of April 30, 2006, and to the references to our firm under the headings “Financial highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

New York, New York

August 24, 2006